                                       [PHOTO]


                                       THE LATIN AMERICA
                                       EQUITY FUND, INC.
                                       ------------------------------
                                       SEMI-ANNUAL REPORT
                                       JUNE 30, 1997

 CONTENTS

Letter to Shareholders....................................................     1

Portfolio Summary.........................................................     7

Schedule of Investments...................................................     9

Statement of Assets and Liabilities.......................................    14

Statement of Operations...................................................    15

Statement of Changes in Net Assets........................................    16

Financial Highlights......................................................    17

Notes to Financial Statements.............................................    18

Results of Annual Meeting of Shareholders.................................    22

Description of Dividend Reinvestment and Cash Purchase Plan...............    23

PICTURED ON THE COVER IS CHICHEN ITZA, ONE OF THE BEST KNOWN AND MOST IMPRESSIVE OF THE MAYAN RUINS IN MEXICO. CHICHEN ITZA TRANSLATES TO MEAN "MOUTH OF THE WELL OF ITZA".

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                 August 11, 1997

DEAR SHAREHOLDER:

I am pleased to report on the activities of The Latin America Equity Fund, Inc. (the "Fund") for the six months ended June 30, 1997.

At June 30, 1997, the Fund's net assets were $179.2 million. The Fund's net asset value ("NAV") was $20.84 per share, as compared to $16.89 at December 31, 1996.

PERFORMANCE

For the period January 1, 1997 through June 30, 1997, the Fund's total return, based on NAV, was 23.4%. By comparison, the total return of the Morgan Stanley Capital International Emerging Markets Latin America Free Index ("EMFLA") was 40.8%.

While country allocations proved positive, it is undeniable that stock selection was responsible for the Fund's underperformance versus the benchmark during the period. It is important, however, that this be understood in the context of our emphasis on diversification within the portfolio. Much of the rally in Latin equities has been powered by large-capitalization stocks, whose liquidity means that they are most widely held by investors. This was notably evident in the case of Telecomunicacoes Brasileiras S.A. ("Telebras"), which accounts for about 12% of EMFLA. Although the Fund is heavily weighted in Telebras, prudence and legal diversification requirements prevent us from equally weighting the stock relative to the benchmark.

Unfavorable stock selection in Chile also was a factor, and was exacerbated by the Fund's overweight exposure versus EMFLA. This is largely attributable to domestic regulations that make it difficult to move assets out of Chile. Performance additionally suffered from the write-down of one the Fund's private equity issues. Results were most positive in Mexico, due to a combination of good stock selection and underweighting.

From the commencement of investment operations on October 30, 1991 through June 30, 1997, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 129.6%. EMFLA returned 184.7% during this period. I should note here that the Fund's long-term track record mainly results from an historical overweight in Chilean stocks, in part a function of the legal requirements alluded to above.

INVESTMENT PERSPECTIVE

Aggregate Latin equities have soared since the end of 1996. EMFLA's gain of 40.8% through June 30, 1997 sharply exceeds the 2.8% return of Emerging Asian equities and the 11.4% posted by developed markets. This superior performance is not accidental, in our view. Global liquidity has been drawn to the region because its economic and political fundamentals, arguably, are as positive as at any point in the last decade.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Investor focus in Brazil has shifted from President Cardoso's proposed constitutional amendment allowing presidential re-election back to the economy and the reform process. With the amendment's passage, Congress has restored its full attention to the administrative and other reforms needed to cement the nation's tremendous progress over the last few years.

Cardoso was able to utilize the support built up behind the amendment to engineer several important achievements. Most significant was that he pushed through the long-delayed privatization of mining giant Companhia Vale do Rio Doce ("CVRD") in May. With total proceeds of $3.13 billion, the sale was the largest ever of a Brazilian government-owned company, by far. The great success of the CVRD sale is very positive for investors both because it demonstrates the Cardoso administration's commitment to the REAL Plan for economic stabilization and sets the tone for future large-scale privatizations.

Another important achievement was Cardoso's persuasion of Congress to hold an extraordinary summer session devoted to passing key acts. Prominent among the latter were the initial stages of administrative reform and the landmark General Telecommunications Law.

In Mexico, activity for much of the January through June period revolved around investor perceptions concerning the national elections held in early July. Although voters stripped the historically dominant Institutional Revolutionary Party (PRI) of its parliamentary majority and much of its political power, investor reaction to the elections was very positive. This is because they took place with unprecedented calm and transparency, as President Zedillo had vowed. Such progress is a big plus for democracy and, hence, a competitive marketplace.

Perhaps the biggest news in Chile was that it rained in May after months of the worst drought in over 30 years. The electricity and agricultural sectors, which heavily depend on water, were thus able to return to more normal levels of activity. Macroeconomic conditions are improving, as the central bank has relaxed its tight grip on monetary policy by reducing interest rates several times.

PORTFOLIO STRATEGY

The essential charter of the Fund is to generate attractive returns through a diversified equity portfolio. Since becoming Chief Investment Officer earlier in the year, I have chosen not to alter this basic philosophy. I have, however, substantially reduced the Fund's Chilean exposure, since that market's poor performance over the last couple of years had negatively impacted returns. This gave the Fund more flexibility to invest in other markets, but also incurred transaction costs that affected short-term performance.

One other noteworthy change I have made has been to gradually reduce the range of holdings within the Fund, while still maintaining prudent diversification. In view of the Fund's charter, I consider it necessary to increase exposure to specific larger, "core" holdings. This should facilitate greater adaptability to market conditions. At the same time, I will maintain broad diversification within the portfolio, albeit with fewer individual positions.

To better illustrate our investment approach and highlight individual stocks in the portfolio, I'd like to take this opportunity to discuss some of the Fund's larger holdings.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

COMPANHIA PARANAENSE DE ENERGIA

Companhia Paranaense de Energia ("Copel") is the government-owned electric company in the Brazilian state of Parana. It is Brazil's second-largest integrated electric utility (I.E., its operations include the generation, transmission and distribution of electricity) and fourth-largest electricity generator in terms of installed capacity.

Unlike many other Latin American government-owned companies, Copel's investment appeal does not lie in its eventual privatization. In fact, there are several reasons why privatization is not especially desirable for Parana or Copel. These include Parana's financial condition, which is sufficiently healthy that it does not need the funds to be raised by privatization; Copel benefits Parana most by providing it with a stable income stream; and Copel is able to meet its own financing needs without state support.

Our investment thesis, rather, is that the increasing deregulation of the Brazilian electricity business is an environment in which Copel is well-positioned to succeed:

- Its location in Parana offers singularly favorable business conditions:

    -Gross Domestic Product and electricity consumption are growing far more rapidly than in Brazil as a whole.

    -Relative to many other parts of Brazil, labor costs are substantially lower.

    -Parana is situated in the southeastern corner of Brazil, at the crossroads of the burgeoning Mercado Comun del Sur (MERCOSUR) free-trade zone that includes Brazil, Argentina and Uruguay.

- Copel's customer base is tilted toward residential and commercial users, who are more profitable than industrial users. In 1996, for example, residential and commercial customers accounted for 25.5% of total energy sold but 52.6% of total energy revenues.

- Copel enjoys significantly lower generation and construction costs than other Brazilian utilities, allowing it much greater flexibility to adjust prices according to competitive conditions.

- In a nation often short on electricity, Copel is one of the few utilities to produce more than required for its own service area. Under current rules, Copel must sell this power to the national power grid at rates far below market prices. Deregulation will allow it to sell the power at market rates, meaning that it will receive an instant boost to revenues and profits.

- By several important measures (E.G., energy lost as a percentage of total generation, sales per employee), Copel is among Brazil's most efficient utilities.

- Copel's debt-to-equity ratio is far lower than the estimated average for international generators. This offers the company plenty of room to raise its financial leverage without impairing its overall financial soundness.

- A recent issue of American Depositary Shares was the largest-ever primary equity offering originating in Latin America and made Copel the first Brazilian electric utility to be listed on the New York Stock Exchange. Visibility among global investors will increase accordingly.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

UNIAO DE BANCOS BRASILEIROS S.A.

Since our last report, I have added shares in Uniao de Bancos Brasileiros S.A. ("Unibanco") to the portfolio. Unibanco is Brazil's third-largest private bank in terms of assets and loans and traces its origins back to 1924, when a trading company established by Joao Moreira Salles obtained permission to operate a bank. The institution now known as Unibanco was formed in 1967 with the merger of the Moreira Salles Bank and Banco Agricola Mercantil. The late-1995 acquisition of selected assets and liabilities of the defunct Banco Nacional S.A. doubled the size of Unibanco's branch network and client base.

The Moreira Salles family still controls Unibanco via its majority stake in Unibanco Holdings S.A., which owns 49% of Unibanco. Other large shareholders include Germany's Commerzbank (7.2%) and Japan's Dai-Ichi Kangyo Bank (2.3%). The fact that Unibanco can attract and maintain such long-term investment from major foreign institutions is indicative of its stability and performance over the years.

I like Unibanco because it combines several attractive characteristics:

DIVERSIFICATION - Unibanco's grouping of core businesses is unlike that of any other Brazilian bank and includes retail banking, commercial banking, insurance and investment management. This level of diversification gives Unibanco a much wider potential earnings stream and serves as a defense against economic cyclicality.

INSURANCE AND INVESTMENT MANAGEMENT - Unibanco Seguros, the bank's insurance business, is Brazil's sixth-largest in terms of written premiums. Unibanco Asset Management is the third-largest Brazilian investment manager and a major player among institutional and retail investors alike. Both units are in businesses with tremendous growth potential within Brazil and are Unibanco's fastest-growing operations.

COST-REDUCTION AND EFFICIENCY - Attentiveness to costs and efficiency has long been a hallmark of Unibanco management and is most recently demonstrated by the rapid integration of the Banco Nacional S.A. acquisition. The bank's world-class technology is instrumental in this regard.

CONSERVATIVE LENDING POLICY - The loan portfolio is well-diversified. Most loans are predominantly short-term and made to high-credit corporations, resulting in a low default rate. Relative to other Brazilian banks, asset quality is among the highest and loan non-performance among the lowest.

STRATEGIC REDIRECTION - Unibanco has focused its retail business on high-income individuals for the past decade. With the acquisition of Banco Nacional S.A. and a majority stake in consumer lender Fininvest, however, it has extended its reach to the much larger universe of middle- and lower-income customers, who tend to utilize more services at higher profit margins. This should be of particular benefit to Unibanco's credit card operations, which already are the largest in Brazil.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

I add to the above that Unibanco shares are attractively valued at current prices. The company's recent $1 billion issue of Global Depositary Receipts, furthermore, will greatly increase trading liquidity and visibility among investors worldwide. Overall, we consider Unibanco a stock with excellent potential for long-term appreciation.

GRUPO FINANCIERO BANAMEX ACCIVAL, S.A. DE C.V.

The Mexican economy is far along in its recovery from the late-1994 peso crisis and investor sentiment has moved from skepticism to broad-based confidence. In this context, I believe that Grupo Financiero Banamex Accival, S.A. de C.V. ("Banacci") is an especially appealing opportunity for long-term appreciation.

Banacci is one of Mexico's top financial holding companies. Its main operating unit is Banco Nacional de Mexico ("Banamex"), which is the largest Mexican bank in terms of assets, deposits and loans. Banacci also owns the brokerage house Acciones y Valores, the leading trader of stocks listed on the Mexican Stock Exchange and a prominent player in other securities-related businesses.

Simply put, I am attracted to Banacci for its singular combination of positive company-specific factors and direct exposure to Mexico's economic turnaround.

On the company level, Banamex is highly regarded as an innovator in Mexican banking. It was the first bank to introduce savings accounts, credit cards and automatic teller machines in Mexico. Its provisioning for non-performing loans is more stringent than required by law. Its extensive branch network, whose hours are longer than those of any other Mexican bank, provides an important source of low-cost funding. An emphasis on cost-control since the peso crisis has greatly added to overall efficiency.

A noteworthy example of Banamex's straightforward style is its recent handling of non-performing loans. In the wake of the peso crisis, the proportion of such loans among Mexican banks became so high that substantial government assistance was needed to stabilize the overall banking system. Banamex took an especially aggressive approach to the problem, as reflected in several moves it made in early 1997. It reclassified its entire portfolio of bad loans under new accounting rules much sooner than required and chose to completely absorb the resulting write-offs against its 1996 earnings. This enabled it to start 1997 with a clean slate.

Looking ahead, Banacci is poised to reap the benefits of the improving Mexican economy. Companies and individuals alike are better able to consolidate their debts and move forward. Declining interest rates should stimulate economic activity and generate rising demand for credit and other financial products. The stage is set, then, for the future appreciation of Banacci shares.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

OUTLOOK

As discussed earlier, a notable feature of activity in Latin American equity markets so far in 1997 has been the outperformance of large-capitalization stocks. This has been driven in part by global institutional fund flows into the region, but increasingly by local individual investors eager to jump on the bull trend. I consider this environment unlikely to persist, especially as relative value is created in second-tier stocks.

Looking further ahead, it is difficult to overstate our optimism about Latin equities generally. Throughout the region's markets, I see a potent mixture of economic reforms, improving macroeconomic conditions and increasing inflows of global liquidity. I believe that this mixture will remain in place for some time to come. Patient, long-term investment in Latin equities should produce very favorable results.

I appreciate your interest in the Fund, and would be pleased to respond to your questions or comments.

Sincerely yours,

/s/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer*

I wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 23 and 24 of this report.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President and Chief Investment Officer of the Fund. He also is Director, President and Chief Investment Officer of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  6/30/1997    12/31/1996
Argentina                               4.46          4.84
Brazil                                 36.46         34.36
Chile                                  13.65         21.10
Colombia                                2.36          2.56
Ecuador                                 0.00          0.99
Latin America                           1.03          1.27
Mexico                                 26.65         22.01
Peru                                    8.07          6.80
Puerto Rico                             0.47          0.66
Venezuela                               6.36          0.72
Cash & Cash Equivalents                 0.49          4.69
AS A PERCENT OF NET ASSETS

 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                             06/30/97   12/31/96
Banking                                           7.55       7.66
Cement                                            6.19       6.74
Electric Distribution                             5.87       5.16
Electric Generation                               3.43       2.81
Engineering & Construction                        4.02       2.50
Financial Services                                4.21       2.62
Food & Beverages                                 11.77      13.64
Forestry                                          1.42       2.06
Holding Companies                                 3.92       4.78
Mining                                            1.72       2.10
Oil & Natural Gas                                 5.46       2.99
Retail                                            5.32       2.89
Steel                                             0.25       3.62
Telecommunications                               16.99      11.44
Textiles                                          2.88       2.38
Utilities                                         9.20       4.61
Floating Rate Investment                          0.00       4.10
Other                                             9.17      12.38
Cash & Cash Equivalents                           0.63       5.52
AS A PERCENT OF NET ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                          Sector                 Country            Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Companhia Paulista de Forca e Luz                              Utilities                 Brazil               4.7
--------------------------------------------------------------------------------------------------------------------------------
       2.  Telecomunicacoes Brasileiras S.A.                          Telecommunications            Brazil               3.8
--------------------------------------------------------------------------------------------------------------------------------
       3.  Companhia Paranaense de Energia                                Utilities                 Brazil               3.4
--------------------------------------------------------------------------------------------------------------------------------
       4.  Cementos Mexicanos, S.A. de C.V.                                 Cement                  Mexico               3.1
--------------------------------------------------------------------------------------------------------------------------------
       5.  Petroleo Brasileiro S.A.                                   Oil & Natural Gas             Brazil               3.0
--------------------------------------------------------------------------------------------------------------------------------
       6.  Telecomunicacoes de Sao Paulo S.A.                         Telecommunications            Brazil               2.9
--------------------------------------------------------------------------------------------------------------------------------
       7.  Compania Anonima Nacional Telefonos de Venezuela           Telecommunications          Venezuela              2.7
--------------------------------------------------------------------------------------------------------------------------------
       8.  Grupo Financiero Banamex Accival, S.A. de C.V.             Financial Services            Mexico               2.4
--------------------------------------------------------------------------------------------------------------------------------
       9.  Grupo Elektra, S.A. de C.V.                                      Retail                  Mexico               2.2
--------------------------------------------------------------------------------------------------------------------------------
      10.  Corporacion Industrial SanLuis, S.A. de C.V.               Holding Companies             Mexico               2.2
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-99.37%
 ARGENTINA-4.46%
 BANKING-0.56%
Banco de Galicia, Convertible Bond,
 7.00%, 08/01/02........................     USD    800  $ 1,008,000
                                                         -----------
 FINANCIAL SERVICES-0.97%
Inversiones y Representaciones S.A.,
 Convertible Bond, 4.50%, 08/02/03++....          1,500    1,732,500
                                                         -----------
 INVESTMENT COMPANIES-0.51%

                                             No. of
                                             Shares
                                          -------------
CEI Citicorp Holdings S.A., Class B.....        163,000      912,942
                                                         -----------
 OIL & NATURAL GAS-2.42%
Camuzzi Argentina S.A.*+................      1,403,504    2,670,096
Sodigas del Sur S.A.*...................        421,485      782,592
Sodigas Pampeana S.A.*..................        583,264      886,935
                                                         -----------
                                                           4,339,623
                                                         -----------
 TELECOMMUNICATIONS-0.00%
Argentine Cellular Communications
 Holdings Ltd.*+........................        237,966            0
                                                         -----------
TOTAL ARGENTINA (Cost $8,670,076)......................    7,993,065
                                                         -----------
 BRAZIL-36.46%
 BANKING-3.60%
Banco Bradesco S.A. ON..................    149,305,327    1,428,494
Banco Bradesco S.A. PN..................    123,000,000    1,239,654
Banco do Brasil S.A., Warrants (expiring
 06/30/01)+.............................     11,076,400       36,011
Banco do Brasil S.A., Warrants (expiring
 06/30/06)+.............................     16,614,600       46,454
Banco do Brasil S.A., Warrants (expiring
 06/30/11)+.............................     27,691,000       77,166
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 BANKING (CONTINUED)
Uniao de Bancos Brasileiros S.A. GDR+...         97,390  $ 3,615,604
                                                         -----------
                                                           6,443,383
                                                         -----------
 BUSINESS SERVICES-0.55%
Multibras da Amazonia S.A. PN...........        960,000      989,829
                                                         -----------
 CONSUMER GOODS-0.61%
Dixie Toga S.A. PN......................        764,000      411,611
Electrolux do Brasil S.A. PN............    362,420,000      575,671
Tec Toy Industria de Brinquedos S.A.
 PN+....................................    372,583,000      100,366
                                                         -----------
                                                           1,087,648
                                                         -----------
 ELECTRIC DISTRIBUTION-3.93%
Centrais Eletricas de Santa Catarina
 S.A. PN, Class B.......................      2,203,218    3,274,487
Companhia Energetica de Minas Gerais
 PN.....................................     73,240,399    3,775,804
                                                         -----------
                                                           7,050,291
                                                         -----------
 FOOD & BEVERAGES-3.22%
Companhia Cervejaria
 Brahma PN..............................      3,923,202    2,988,273
Santista Alimentos S.A. ON..............      1,298,000    2,773,118
                                                         -----------
                                                           5,761,391
                                                         -----------
 MANUFACTURING-0.20%
Continental 2001 S.A. PN................     23,512,935      349,456
                                                         -----------
 OIL & NATURAL GAS-3.04%
Petroleo Brasileiro S.A. PN.............     19,596,000    5,442,757
                                                         -----------
 TELECOMMUNICATIONS-9.23%
Telecomunicacoes Brasileiras S.A. ADR
 PN.....................................         44,840    6,804,470
Telecomunicacoes de Minas Gerais S.A.
 PNB....................................     11,006,734    1,947,687
Telecomunicacoes de Minas Gerais S.A.,
 PNB Receipts+..........................        136,520       24,158
Telecomunicacoes de Sao Paulo S.A. PN...     15,771,519    5,156,820

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
Telecomunicacoes de Sao Paulo S.A., PN
 Receipts+..............................        251,777  $    82,324
Telecomunicacoes do Parana S.A. PN,
 Rights (expiring 06/24/97)+............        179,360        4,998
Telecomunicacoes do Rio de Janeiro S.A.
 PN.....................................     14,634,000    2,256,508
Telecomunicacoes do Rio de Janeiro S.A.,
 PN Receipts+...........................      1,734,997      267,530
                                                         -----------
                                                          16,544,495
                                                         -----------
 TEXTILES-2.88%
Companhia Tecidos Norte de Minas S.A.
 PN(a)..................................      8,200,500    3,199,303
Wentex Textil S.A. PN...................        450,000    1,964,609
                                                         -----------
                                                           5,163,912
                                                         -----------
 UTILITIES-9.20%
Companhia Paranaense de Energia PNB.....    324,397,000    6,026,603
Companhia Paulista de Forca e Luz ON....     50,195,750    8,439,395
Light Participacoes, S.A................      5,079,900    2,024,316
                                                         -----------
                                                          16,490,314
                                                         -----------
TOTAL BRAZIL (Cost $46,030,546)........................   65,323,476
                                                         -----------
 CHILE-13.51%
 BANKING-0.78%
Banco de Credito e Inversiones..........        158,129    1,177,754
Banco Santander Chile...................      3,305,935      212,799
                                                         -----------
                                                           1,390,553
                                                         -----------
 CONSUMER DURABLES-0.22%
Companias Cic S.A.+.....................         57,385        7,578
Empresas Almacenes Paris................        366,549      387,370
                                                         -----------
                                                             394,948
                                                         -----------
 CONSUMER GOODS-0.34%
Bata Chile S.A..........................        898,387       77,680
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 CONSUMER GOODS (CONTINUED)
Compania Tecno Industrial S.A...........     17,883,587  $   526,607
                                                         -----------
                                                             604,287
                                                         -----------
 ELECTRIC DISTRIBUTION-0.97%
Empresas Emel S.A.(b)...................         31,153      723,175
Sociedad Austral de Electricidad S.A....         38,000    1,022,217
                                                         -----------
                                                           1,745,392
                                                         -----------
 ELECTRIC GENERATION-2.08%
Empresa Electrica
 Pilmaiquen S.A.........................        366,108      325,351
Empresa Nacional de Electricidad S.A....      1,704,553    1,269,152
Empresa Nacional de Electricidad S.A.
 ADS....................................         34,900      787,431
Enersis S.A.............................      1,945,787    1,341,277
                                                         -----------
                                                           3,723,211
                                                         -----------
 ENGINEERING & CONSTRUCTION-0.57%
Besalco S.A.............................         66,469      395,924
Maderas y Sinteticos Sociedad Anonima...        950,400      515,889
Maderas y Sinteticos Sociedad Anonima
 ADR....................................          6,920      115,045
                                                         -----------
                                                           1,026,858
                                                         -----------
 FERTILIZER-1.00%
Sociedad Quimica y Minera de Chile S.A.,
 Class A................................        257,429    1,391,174
Sociedad Quimica y Minera de Chile S.A.,
 Class B................................         63,571      407,673
                                                         -----------
                                                           1,798,847
                                                         -----------
 FISHERY-0.16%
Pesquera Itata S.A......................      1,204,819      245,970
Sociedad Pesquera Coloso S.A............         64,259       43,215
                                                         -----------
                                                             289,185
                                                         -----------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FOOD & BEVERAGES-2.47%
Compania Cervecerias
 Unidas S.A.............................        117,567  $   494,157
Embotelladora Andina S.A., Series A.....        203,474      696,410
Embotelladora Andina S.A., Series B.....        203,474      674,418
Embotelladora Polar S.A.................      1,366,572    1,608,311
Empresas Iansa S.A......................      5,105,400      938,064
Jugos Concentrados S.A..................        451,025       13,541
                                                         -----------
                                                           4,424,901
                                                         -----------
 FORESTRY-1.42%
Compania de Petreoleos de Chile S.A.....        249,505    1,282,432
Compania Manufacturera de Papeles y
 Cartones S.A...........................         56,159      701,397
Forestal Terranova S.A..................        589,983      566,814
                                                         -----------
                                                           2,550,643
                                                         -----------
 INSURANCE-0.12%
Compania de Seguros La Prevision Vida
 S.A....................................        217,878      219,788
                                                         -----------
 MINING-0.90%
Antofagasta Holdings P.L.C..............        199,000    1,523,866
Sociedad Punta del Cobre S.A., Class
 A......................................            758       87,388
                                                         -----------
                                                           1,611,254
                                                         -----------
 PACKAGING-0.08%
Envases del Pacifico S.A.(c)............        288,243      148,847
                                                         -----------
 PHARMACEUTICALS-0.70%
Laboratorio Chile S.A...................        913,612    1,261,743
                                                         -----------
 RETAIL-0.24%
Sociedad Anonima Comercial e Industrial
 Falabella..............................        350,994      421,513
                                                         -----------
 STEEL-0.25%
Compania de Aceros del Pacifico S.A.....        155,931      453,168
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TELECOMMUNICATIONS-1.21%
Compania de Telecomunicaciones de Chile
 S.A. ADR...............................         41,000  $ 1,353,000
Empresa Nacional de Telecomunicaciones
 S.A....................................        113,834      822,962
                                                         -----------
                                                           2,175,962
                                                         -----------
TOTAL CHILE (Cost $13,939,324).........................   24,241,100
                                                         -----------
 COLOMBIA-2.36%
 BANKING-1.75%
Banco de Bogota.........................            144          898
                                            Par (000)
                                          -------------
Banco de Colombia S.A., Senior
 Subordinated Convertible Note, 5.20%,
 02/01/99++.............................    USD   1,200    1,152,000
                                             No. of
                                             Shares
                                          -------------
Banco Ganadero S.A., Preferred C ADR....         28,200      736,725
Banco Industrial Colombiano S.A. ADR....         68,800    1,238,400
                                                         -----------
                                                           3,128,023
                                                         -----------
 CEMENT-0.61%
Cementos Diamante S.A. ADS++............         64,000      836,000
Cementos Paz del Rio S.A. ADR+,++.......         17,000      252,875
                                                         -----------
                                                           1,088,875
                                                         -----------
TOTAL COLOMBIA (Cost $4,200,270).......................    4,216,898
                                                         -----------
 LATIN AMERICA-1.03%
 TELECOMMUNICATIONS-1.03%
International Wireless Communications,
 Inc.,
 Series D*+.............................          4,660    1,747,500

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
International Wireless Communications,
 Inc.,
 Series F*+.............................            271  $   101,625
International Wireless Communications,
 Inc., Warrants (expiring 12/31/98)*+...             16          300
                                                         -----------
TOTAL LATIN AMERICA (Cost $1,328,824)..................    1,849,425
                                                         -----------
 MEXICO-26.65%
 BROADCAST, RADIO & TELEVISION-1.98%
Grupo Televisa S.A. GDR+,++.............        116,600    3,541,725
                                                         -----------
 CEMENT-4.02%
Cementos Apasco, S.A. de C.V............        234,929    1,685,245
Cementos Mexicanos, S.A. de C.V., Class
 B......................................        402,000    1,957,891
Cementos Mexicanos, S.A. de C.V. CPO....        821,000    3,564,624
                                                         -----------
                                                           7,207,760
                                                         -----------
 ENGINEERING & CONSTRUCTION-2.57%
Corporacion GEO, S.A. de C.V. ADR+,++...         74,300    1,708,900
Corporacion GEO, S.A. de C.V., Series
 B+.....................................        178,160    1,026,898
Empresas ICA Sociedad Controladora, S.A.
 de C.V. ADR............................        116,670    1,874,012
                                                         -----------
                                                           4,609,810
                                                         -----------
 FINANCIAL SERVICES-2.36%
Grupo Financiero Banamex Accival, S.A.
 de C.V.+...............................      1,644,800    4,222,744
                                                         -----------
 FOOD & BEVERAGES-4.02%
Fomento Economico Mexicano, S.A. de
 C.V., Class B..........................        561,200    3,340,644
Panamerican Beverages, Inc., Class A....        117,604    3,866,232
                                                         -----------
                                                           7,206,876
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 HOLDING COMPANIES-3.92%
Corporacion Industrial SanLuis, S.A. de
 C.V. CPO...............................        527,958  $ 3,913,507
Grupo Carso, S.A. de C.V.,
 Class A1...............................        445,000    3,108,168
                                                         -----------
                                                           7,021,675
                                                         -----------
 PAPER PRODUCTS-1.42%
Kimberly-Clark de Mexico,
 S.A. de C.V., Class A..................        630,400    2,538,736
                                                         -----------
 RETAIL-5.08%
Cifra S.A. de C.V. ADR..................      1,000,000    1,750,000
Controladora Comercial Mexicana, S.A. de
 C.V. GDR...............................        180,765    3,344,153
Grupo Elektra, S.A. de C.V. CPO.........        367,000    4,018,248
                                                         -----------
                                                           9,112,401
                                                         -----------
 TOBACCO-1.28%
Empresas La Moderna,
 S.A. de C.V.+..........................        430,000    2,286,371
                                                         -----------
TOTAL MEXICO (Cost $38,797,553)........................   47,748,098
                                                         -----------
 PERU-8.07%
 BANKING-0.86%
Banco Wiese Ltd. ADR....................        236,618    1,538,017
                                                         -----------
 CEMENT-1.56%
Cementos Lima S.A.++....................        139,220    2,802,770
                                                         -----------
 ELECTRIC DISTRIBUTION-0.97%
Ontario-Quinta A.V.V.*..................      1,369,000    1,737,357
                                                         -----------
 FINANCIAL SERVICES-0.88%
Credicorp Limited.......................         71,760    1,578,720
                                                         -----------
 FOOD & BEVERAGES-1.05%
Cerveceria Backus &
 Johnston S.A...........................      1,802,149    1,875,186
                                                         -----------
 MINING-0.82%
Southern Peru Copper Corporation ADR....         75,000    1,462,500
                                                         -----------

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TELECOMMUNICATIONS-1.93%
Telefonica del Peru S.A. ADR............        131,700  $ 3,448,894
Telefonica del Peru S.A.,
 Class B................................          6,932       18,215
                                                         -----------
                                                           3,467,109
                                                         -----------
TOTAL PERU (Cost $11,525,759)..........................   14,461,659
                                                         -----------
 PUERTO RICO-0.47%
 TELECOMMUNICATIONS-0.47%
CoreComm Inc.+ (Cost $807,249)..........         48,700      840,075
                                                         -----------
 VENEZUELA-6.36%
 ELECTRIC GENERATION-1.35%
C.A. La Electricidad de Caracas,
 SAICA-SACA.............................      1,509,539    2,418,556
                                                         -----------
 ENGINEERING & CONSTRUCTION-0.88%
Siderurgica Venezolana S.A.I.C.A. ADR...        303,400    1,579,595
                                                         -----------
 FOOD & BEVERAGES-1.01%
Mavesa S.A. ADR++.......................        179,349    1,815,909
                                                         -----------
 TELECOMMUNICATIONS-3.12%
Compania Anonima Nacional Telefonos de
 Venezuela ADR..........................        113,744    4,905,210
Venworld Telecommunications+=/ =........         40,160      691,974
                                                         -----------
                                                           5,597,184
                                                         -----------
TOTAL VENEZUELA (Cost $8,822,250)......................   11,411,244
                                                         -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES
 (Cost $134,121,851)...................................
                                                         178,085,040
                                                         -----------

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 FLOATING RATE INVESTMENT-0.00%
 ARGENTINA-0.00%
Republic of Argentina, Bocon Pre 2, FRN,
 5.70%, 04/01/01(d) (Cost $538).........     USD      1  $       687
                                                         -----------
 SHORT-TERM INVESTMENTS-0.14%
 CHILEAN MUTUAL FUNDS-0.14%
                                             No. of
                                             Shares
                                          -------------
Fondo Mutuo Banco Santander.............          4,652       16,993
Fondo Mutuo Operacional BanChile........          6,792       79,732
Fondo Mutuo Security Check..............         34,788      151,540
Fondo Mutuo Selective Corp..............          2,959        7,262
                                                         -----------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $251,812).......................................      255,527
                                                         -----------

TOTAL INVESTMENTS-99.51%
 (Cost $134,374,201) (Notes A,D).......................  178,341,254
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES-0.49%..................................      878,938
                                                         -----------
NET ASSETS-100.00%.....................................  $179,220,192
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers".
=/=        Restricted security (See Note F).
(a)        With an additional 8,200,500 shares of Encorpar PN
           attached, with no market value.
(b)        With an additional 11,040 rights attached, expiring
           07/20/97, with no market value.
(c)        With an additional 89,727 rights attached, expiring
           07/02/97, with no market value.
(d)        Adjustable rate; rate resets based on 1-month U.S.
           Dollar London Interbank Offered Rate (LIBOR) flat.
           Pro-rata sinking fund has been established.
ADR        American Depositary Receipts.
ADS        American Depositary Shares.
CPO        Ordinary Participation Certificates.
FRN        Floating Rate Notes.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.
PNB        Preferred Shares, Class B.
USD        United States Dollars.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $134,374,201) (Note A)....................  $ 178,341,254
Cash (including $333,785 of foreign currencies with a cost of
 $332,041) (Note A)...................................................      3,133,908
Receivables:
  Dividends...........................................................        327,061
  Investments sold....................................................        222,897
  Interest............................................................         86,085
Prepaid expenses......................................................         37,689
                                                                        -------------
Total Assets..........................................................    182,148,894
                                                                        -------------
 LIABILITIES
Payables:
  Investments purchased...............................................      2,227,748
  Advisory fees (Note B)..............................................        431,922
  Administration fees (Note B)........................................         53,447
  Other accrued expenses..............................................        215,585
                                                                        -------------
Total Liabilities.....................................................      2,928,702
                                                                        -------------
NET ASSETS (applicable to 8,598,377 shares of common stock
 outstanding) (Note C)................................................  $ 179,220,192
                                                                        -------------
                                                                        -------------

NET ASSET VALUE PER SHARE ($179,220,192  DIVIDED BY 8,598,377)........         $20.84
                                                                        -------------
                                                                        -------------
 NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,598,377 shares issued and
 outstanding (100,000,000 shares authorized)..........................  $       8,598
Paid-in capital.......................................................    132,516,921
Undistributed net investment income...................................      2,967,835
Accumulated net realized loss on investments and foreign currency
 related transactions.................................................       (241,171)
Net unrealized appreciation in value of investments and translation of
 other assets and liabilities denominated in foreign currencies.......     43,968,009
                                                                        -------------
Net assets applicable to shares outstanding...........................  $ 179,220,192
                                                                        -------------
                                                                        -------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends...........................................................  $   2,824,223
  Interest............................................................        406,970
  Less: Foreign taxes withheld........................................        (59,313)
                                                                        -------------
  Total Investment Income.............................................      3,171,880
                                                                        -------------
Expenses:
  Investment advisory fees (Note B)...................................        966,244
  Custodian fees......................................................        139,634
  Administration fees (Note B)........................................        119,504
  Audit and legal fees................................................         40,235
  Accounting fees.....................................................         33,275
  Printing............................................................         27,521
  Directors' fees.....................................................         17,564
  Transfer agent fees.................................................         14,860
  Insurance...........................................................         10,873
  NYSE listing fees...................................................          8,018
  Other...............................................................         25,687
  Chilean repatriation taxes (Note A).................................        175,563
  Brazilian taxes (Note A)............................................        100,730
                                                                        -------------
  Total Expenses......................................................      1,679,708
  Less: Fee waivers (Note B)..........................................       (100,497)
                                                                        -------------
    Net Expenses......................................................      1,579,211
                                                                        -------------
  Net Investment Income...............................................      1,592,669
                                                                        -------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments.........................................................     11,118,691
  Foreign currency related transactions...............................       (235,604)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign
 currencies...........................................................     21,514,313
                                                                        -------------
Net realized and unrealized gain on investments and foreign currency
 related transactions.................................................     32,397,400
                                                                        -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................  $  33,990,069
                                                                        -------------
                                                                        -------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         For the Six
                                                                           Months       For the Year
                                                                            Ended           Ended
                                                                        June 30, 1997   December 31,
                                                                         (unaudited)        1996
                                                                        -----------------------------
 INCREASE IN NET ASSETS
Operations:
  Net investment income...............................................  $  1,592,669    $  1,658,939
  Net realized gain on investments and foreign currency related
   transactions.......................................................    10,883,087         296,854
  Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign
   currencies.........................................................    21,514,313      15,398,607
                                                                        -------------   -------------
    Net increase in net assets resulting from operations..............    33,990,069      17,354,400
                                                                        -------------   -------------
Dividends to shareholders:
  Net investment income...............................................            --        (515,844)
                                                                        -------------   -------------
Capital share transactions (Note C):
  Proceeds from 980 shares issued in reinvestment of dividends........            --          14,459
                                                                        -------------   -------------
    Total increase in net assets......................................    33,990,069      16,853,015
                                                                        -------------   -------------
 NET ASSETS
Beginning of period...................................................   145,230,123     128,377,108
                                                                        -------------   -------------
End of period (including undistributed net investment income of
 $2,967,835 and $1,375,166, respectively).............................  $179,220,192    $145,230,123
                                                                        -------------   -------------
                                                                        -------------   -------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                      For the
                                                                                                                      Period
                                  For the Six                                                                       October 30,
                                    Months                                                                             1991*
                                     Ended                      For the Years Ended December 31,                      through
                                 June 30, 1997    -------------------------------------------------------------    December 31,
                                  (unaudited)       1996         1995         1994+        1993+        1992           1991
                                 -----------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period.......................       $16.89          $14.93       $17.92       $22.50       $14.37       $15.44        $13.85**
                                 -------------    ---------    ---------    ---------    ---------    ---------    -------------
Net investment income.........         0.18            0.19         0.06         0.01         0.11         0.21          0.06
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency related
 transactions.................         3.77            1.83        (2.81)        0.96         8.75         0.43          1.60
                                 -------------    ---------    ---------    ---------    ---------    ---------    -------------
Net increase/(decrease) in net
 assets resulting from
 operations...................         3.95            2.02        (2.75)        0.97         8.86         0.64          1.66
                                 -------------    ---------    ---------    ---------    ---------    ---------    -------------
Dividends and distributions to
 shareholders:
  Net investment income.......           --           (0.06)          --        (0.17)          --        (0.21)        (0.06)
  Net realized gain on
   investments and foreign
   currency related
   transactions...............           --              --        (0.24)       (3.10)       (0.75)       (1.32)        (0.01)
  In excess of net realized
   gain.......................           --              --           --           --           --        (0.18)           --
                                 -------------    ---------    ---------    ---------    ---------    ---------    -------------
Total dividends and
 distributions to
 shareholders.................           --           (0.06)       (0.24)       (3.27)       (0.75)       (1.71)        (0.07)
                                 -------------    ---------    ---------    ---------    ---------    ---------    -------------
Effect of reduction of accrued
 offering costs...............           --              --           --           --         0.02           --            --
Dilution due to capital share
 rights offering..............           --              --           --        (2.28)          --           --            --
                                 -------------    ---------    ---------    ---------    ---------    ---------    -------------
Net asset value, end of
 period.......................       $20.84          $16.89       $14.93       $17.92       $22.50       $14.37        $15.44
                                 -------------    ---------    ---------    ---------    ---------    ---------    -------------
                                 -------------    ---------    ---------    ---------    ---------    ---------    -------------
Market value, end of period...      $18.000         $14.000      $12.875      $17.625      $25.625      $14.000       $13.500
                                 -------------    ---------    ---------    ---------    ---------    ---------    -------------
                                 -------------    ---------    ---------    ---------    ---------    ---------    -------------
Total investment return(a)....        28.57%           9.18%      (25.65)%     (17.78)%      89.35%       16.49%        (2.73)%
                                 -------------    ---------    ---------    ---------    ---------    ---------    -------------
                                 -------------    ---------    ---------    ---------    ---------    ---------    -------------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted).....................     $179,220        $145,230     $128,377     $153,128     $135,573      $86,359       $92,751
Ratio of expenses to average
 net assets(c)................         1.99%(b)        1.69%        2.04%        1.94%        2.00%        2.20%         2.35%(b)
Ratio of expenses to average
 net assets,
 excluding fee waivers........         2.12%(b)        1.80%        2.15%          --           --           --            --
Ratio of expenses to average
 net assets,
 excluding taxes..............         1.64%(b)      --             1.81%        1.70%          --           --            --
Ratio of net investment income
 to average net assets........         2.01%(b)        1.16%        0.42%        0.04%        0.63%        1.27%         2.46%(b)
Portfolio turnover rate.......        48.54%          43.22%       27.05%       68.46%       49.48%       68.70%        11.58%
Average commission rate per
 share(d).....................      $0.0001         $0.0001           --           --           --           --            --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.10 per share.
+    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.
(d) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments subject to such commissions during the period.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Latin America Equity Fund, Inc. (the "Fund") was incorporated in Maryland on September 16, 1991 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At June 30, 1997, the Fund held 4.81% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $9,037,463 and fair value of $8,618,379. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 1997, the interest rate was 4.9375% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1996, the Fund had a capital loss carryover of $11,029,324 of which $7,132,493 expires in 2003 and $3,896,831 expires in 2004.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the six months ended June 30, 1997, the Fund incurred $175,563 of such expense.

Effective January 23, 1997, Brazil imposes a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by financial institutions. Stock exchange transactions

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
are not affected by this tax. For the six months ended June 30, 1997, the Fund incurred $100,730 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.
The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchange are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 10% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.
 NOTE B. AGREEMENTS
BEA Associates ("BEA") serves as the Fund's investment adviser, with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $150 million. BEA has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. For the six months ended June 30, 1997, BEA earned $966,244 for advisory services, of which BEA waived $100,497. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the six months ended June 30, 1997, BEA was reimbursed $5,973 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. In return for its services, Celfin is paid a fee out of the advisory fees payable to BEA, computed weekly and paid quarterly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Chile. For the six months ended June 30, 1997, Celfin earned $30,691 for sub-advisory services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee for its services rendered that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 1997, BSFM earned $73,711 for administrative services.

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $65,400 at June 30, 1997) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $6,700 at June 30, 1997). For the six months ended June 30, 1997, Celfin earned $39,820 and $3,620 for administration and accounting services, respectively.

 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 8,598,377 shares outstanding at June 30, 1997, BEA owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES
For U.S. federal income tax purposes, the cost of securities owned at June 30, 1997 was $134,405,101. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $43,936,153 was composed of gross appreciation of $49,169,624 for those investments having an excess of value over cost and gross depreciation of $5,233,471 for those investments having an excess of cost over value.

For the six months ended June 30, 1997, purchases and sales of securities, other than short-term investments, aggregated $84,222,481 and $75,891,022, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. registered management investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The amount outstanding under the credit agreement for the Fund averaged $385,635 with an average interest rate of 8.47% during the six months ended June 30, 1997. The Fund had no amounts outstanding under the credit agreement at June 30, 1997.

 NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of June 30, 1997, share value of such security and percent of net assets which the security comprises.

                                              NUMBER                                      FAIR VALUE AT     VALUE      PERCENT OF
SECURITY                                     OF SHARES    ACQUISITION DATES      COST     JUNE 30, 1997   PER SHARE    NET ASSETS
------------------------------------------  -----------  -------------------  ----------  -------------  -----------  -------------
Venworld Telecommunications                     40,160    7/30/92 & 8/07/92   $  817,105   $   691,974    $   17.23          0.39

The Fund may incur certain costs in connection with the disposition of the above security.

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
On April 22, 1997, the annual meeting of shareholders of The Latin America Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                   FOR      WITHHELD   NON-VOTES
------------------------------  ----------  ---------  ----------
Dr. Enrique R. Arzac             5,043,823    253,969   3,300,585
George W. Landau                 5,038,254    259,538   3,300,585
William W. Priest, Jr.           5,034,164    263,628   3,300,585
Richard W. Watt                  5,036,721    261,071   3,300,585

In addition to the directors re-elected at the meeting, James J. Cattano, Peter
A. Gordon and Martin M. Torino continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1997.

                                   FOR       AGAINST    ABSTAIN   NON-VOTES
                                ----------  ---------  ---------  ----------
                                 5,081,694    192,961     23,137   3,300,585

(3) To approve an amendment to the Fund's investment restrictions to permit the Fund to issue "senior securities" to the extent permitted by the Investment Company Act of 1940, as amended.

                                   FOR       AGAINST     ABSTAIN   NON-VOTES
                                ----------  ----------  ---------  ----------
                                 1,863,009   1,006,961    139,934   5,588,473

   The Fund did not receive the required votes to approve the above proposal.

(4) To approve an amendment to the Fund's Articles of Incorporation relating to the size of the Board of Directors and the removal of Directors.

                                   FOR       AGAINST    ABSTAIN   NON-VOTES
                                ----------  ---------  ---------  ----------
                                 4,769,306    387,856    140,630   3,300,585

--------------------------------------------------------------------------------
   22

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Latin America Equity Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividend and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new share to the participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distributions payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A

--------------------------------------------------------------------------------
participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for other who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock of in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semi-annual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------
   24

 SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 1997, BEA managed approximately $31.9 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAEqt" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatinAmEqty". The Fund's New York Stock Exchange trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed End Funds".

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                            BEA ADVISOR FUNDS
SINGLE COUNTRY                                              OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                       BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                                   BEA Global Telecommunications Fund
The First Israel Fund, Inc. (ISL)                           BEA High Yield Fund
The Indonesia Fund, Inc. (IF)                               BEA International Equity Fund
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Investment Fund, Inc. (LAM)
                                                            For shareholder information or a copy of a
FIXED INCOME                                                prospectus for any of the open-end mutual funds,
BEA Income Fund, Inc. (FBF)                                 please call, 1-800-401-2230.
BEA Strategic Income Fund, Inc. (FBI)

For closed-end fund information                             Visit our website on the Internet:
please call, 1-800-293-1232.                                http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 Chief Investment Officer, President
                                and Director
Dr. Enrique R. Arzac            Director
James J. Cattano                Director

Peter A. Gordon                 Director

George W. Landau                Director

Martin M. Torino                Director
Paul P. Stamler                 Senior Vice President
Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Wendy S. Setnicka               Assistant Treasurer

 INVESTMENT ADVISER
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                          [LOGO]

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                                                                   3915-SAR-6/97